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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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     Date of Report (Date of Earliest Event Reported): March 18, 2003

                      Hughes Electronics Corporation
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          (Exact Name of Registrant as Specified in its Charter)
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                                 Delaware
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              (State or Other Jurisdiction of Incorporation)
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         0-26035                                         52-1106564
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(Commission File Number)                              (I.R.S. Employer
                                                     Identification No.)
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                          200 North Sepulveda Boulevard
                          El Segundo, California 90245
                                 (310) 662-9688
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               (Address, including zip code and telephone number,
       including area code, of registrants' Principal Executive offices)

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                              Not Applicable
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      (Former Name or Former Address, if changed Since Last Report)
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


Item 5.   OTHER EVENTS

            On March 18, 2003, DIRECTV Latin America, LLC, a 75 percent owned subsidiary of Hughes Electronics Corporation, announced its filing of a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. A copy of the press release relating to such announcement, dated March 18, 2003, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

            In addition, DIRECTV Latin America, LLC announced the retirement of Kevin N. McGrath as chairman and the appointment of Larry N. Chapman as its president and chief operating officer. A copy of the press release relating to such announcement, dated March 18, 2003, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
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99.1              Press Release dated March 18, 2003.

99.2              Press Release dated March 18, 2003.



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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HUGHES ELECTRONICS CORPORATION
                                    (Registrant)



Date: March 19, 2003          By:   /s/ MICHAEL J. GAINES
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                                    Name:  Michael J. Gaines
                                    Title: Vice President and
                                           Chief Financial Officer